Exhibit 99.2

Sunrise Senior Living

Community Data

Consolidated Communities

Stabilized Properties 2)					Unit Occupancy				Net Operating Income 1)
Community	Comm.	Units	Ownership Interest	State/ Province	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,
					2011	2010	2011	2010	2011	2010	2011	2010
Connecticut Avenue 4)	1	100	100.0%	DC	89.3%	81.3%	87.9%	82.1%	$992,189	$767,658	$1,884,540	$1,459,288
AL US 6)	15	1,091	100.0%	Various	87.5%	87.4%	87.5%	87.3%	8,082,604	8,071,325	15,666,047	15,734,463
Other Consolidated 4)	1	371	0.0%	NJ	74.0%	74.6%	73.6%	75.5%	728,010	578,645	1,098,893	1,056,177
Other Consolidated 4)	1	137	50.0%	MD	98.5%	95.4%	97.5%	95.1%	1,413,922	1,293,284	2,690,629	2,495,227

Total Stabilized Excluding 3 Condos	18	1,699			85.6%	84.9%	85.3%	85.1%	11,216,725	10,710,912	21,340,109	20,745,155
Other Consolidated 4), 5)	3	199	100.0%	Various	101.4%	97.6%	102.0%	97.2%	401,493	(293,405)	(462,741)	(123,544)

Total Stablilized	21	1,898			87.2%	86.2%	87.0%	86.3%	$11,618,218	$10,417,507	$20,877,368	$20,621,611

Lease-Up Properties 3)					Unit Occupancy				Net Operating Income 1)
Community	Comm.	Units	Ownership Interest	State/ Province	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,
					2011	2010	2011	2010	2011	2010	2011	2010
Quebec 4),	3	246	100.0%	QU	61.9%	51.6%	60.1%	50.2%	$669,725	$258,818	$925,181	$338,261
Monterey 4)	1	99	100.0%	CA	59.5%	61.1%	61.1%	57.5%	348,219	479,015	645,238	593,428

Total Lease-Up	4	345			61.2%	54.4%	60.4%	52.3%	$1,017,944	$737,833	$1,570,419	$931,689

Total Properties					Unit Occupancy				Net Operating Income 1)
	Comm.	Units	Ownership Interest	State/ Province	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,
Community					2011	2010	2011	2010	2011	2010	2011	2010
Connecticut Avenue 4)	1	100	100.0%	DC	89.3%	81.3%	87.9%	82.1%	$992,189	$767,658	$1,884,540	$1,459,288
AL US 6)	15	1,091	100.0%	Various	87.5%	87.4%	87.5%	87.3%	8,082,604	8,071,325	15,666,047	15,734,463
Other Consolidated 4)	1	371	0.0%	NJ	74.0%	74.6%	73.6%	75.5%	728,010	578,645	1,098,893	1,056,177
Other Consolidated 4)	1	137	50.0%	MD	98.5%	95.4%	97.5%	95.1%	1,413,922	1,293,284	2,690,629	2,495,227
Other Consolidated 4), 5)	3	199	100.0%	Various	101.4%	97.6%	102.0%	97.2%	401,493	(293,405)	(462,741)	(123,544)
Quebec 4)	3	246	100.0%	QU	61.9%	51.6%	60.1%	50.2%	669,725	258,818	925,181	338,261
Monterey 4)	1	99	100.0%	CA	59.5%	61.1%	61.1%	57.5%	348,219	479,015	645,238	593,428

Total Properties	25	2,243			83.2%	81.3%	82.9%	81.1%	$12,636,162	$11,155,340	$22,447,787	$21,553,300

Footnotes:

1)	Net operating income from consolidated communities is not reduced by allocated management fees as we eliminate management fees from consolidated communities.
2)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of June 30, 2011. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2009. All managed communities are stabilized properties.
3)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of June 30, 2011.
4)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
5)	Property types are primarily condominium units and not typical Sunrise communities. One of the three communities is also collateral for the liquidating trust.
6)	Net operating income is consolidated from June 2, 2011 forward. The portfolio was a joint venture prior to June 2.

Sunrise Senior Living

Community Data

Leased Communities

Leased Communities				Unit Occupancy				Net Operating Income 1)
				Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,
Lessor	Comm.	Units	Country	2011	2010	2011	2010	2011	2010	2011	2010
HRPT 3)	14	3,902	US	88.4%	88.7%	88.7%	88.8%	$12,940,026	$11,299,794	$25,830,380	$23,046,317
HCP 3)	2	1,055	US	86.7%	88.6%	87.4%	89.5%	4,342,504	4,878,945	9,376,400	9,960,961
LTC 3)	3	186	US	86.2%	90.1%	86.2%	90.6%	798,869	788,349	1,584,307	1,529,606
Missouri River Corp. 3)	2	133	US	85.9%	85.0%	85.2%	84.6%	462,557	283,280	729,510	656,180
Oakmont 3)	3	228	US	91.3%	88.1%	92.4%	87.8%	1,411,328	1,180,175	2,836,805	2,323,954
Other 3)	2	171	US	94.3%	89.7%	92.9%	90.7%	979,583	583,854	1,651,788	1,130,530

Total Leased	26	5,675		88.3%	88.6%	88.5%	88.9%	$20,934,867	$19,014,397	$42,009,190	$38,647,548

Leased Communities				Lease Coverage- Straight-Line Lease Expense 2)		Lease Coverage- Straight-Line Lease Expense 2)		Lease Coverage-Cash Lease Expense 2)		Lease Coverage-Cash Lease Expense 2)
Lessor		Current Lease Term Expiration 4)		Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,
				2011	2010	2011	2010	2011	2010	2011	2010
HRPT		2013		1.56	1.39	1.56	1.41	1.67	1.35	1.67	1.38
HCP		2018		1.09	1.22	1.18	1.26	1.10	1.25	1.19	1.29
LTC		2018		1.18	1.19	1.18	1.16	1.18	1.19	1.18	1.16
Missouri River Corp.		2018		0.99	0.62	0.79	0.72	0.99	0.62	0.79	0.72
Oakmont		2012-2013		2.07	1.76	2.09	1.73	2.01	1.71	2.03	1.68
Other		2013		2.51	1.50	2.12	1.45	2.40	1.45	2.02	1.41

Total Leased				1.44	1.33	1.45	1.35	1.50	1.31	1.51	1.34

Footnotes:

1)	Net operating income from leased communities is not reduced by allocated management fees as we eliminate management fees from leased communities.
2)	Lease coverage is defined as net operating income divided by lease expense.
3)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
4)	Lease agreements may include possible lease extensions. For HRPT an extension will require 3rd party approval.

Sunrise Senior Living

Community Data

Joint Venture Communities

Stabilized Properties 5)					Unit Occupancy				Net Operating Income of Venture
				Ownership Interest 4)	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,
Venture Pool 1)	Comm.	Units	Country		2011	2010	2011	2010	2011	2010	2011	2010
Pool 1	5	434	UK	20.00%	92.9%	88.7%	92.7%	89.2%	$3,896,445	$3,493,707	$7,726,155	$7,239,620
Pool 7 3), 7)	29	2,082	US	40.00%	87.9%	86.9%	88.4%	86.4%	12,869,428	10,904,527	24,030,104	20,665,338
Pool 8	4	310	US	20.00%	88.4%	83.8%	89.4%	84.5%	2,209,664	2,003,734	4,283,585	3,915,606
Pool 9	12	872	US	25.00%	88.8%	88.9%	89.6%	88.5%	5,038,539	4,611,394	9,530,295	8,795,700
Pool 10	2	106	US	25.00%	85.4%	88.2%	85.4%	87.8%	310,333	370,972	492,854	651,258
Pool 11	2	152	US	30.00%	90.7%	84.3%	90.1%	83.1%	1,135,391	842,475	2,071,602	1,463,453
Pool 13	1	79	US	20.00%	95.1%	98.0%	96.0%	98.5%	696,726	667,907	1,293,564	1,283,923
Pool 14	3	219	US	20.00%	87.9%	85.9%	88.0%	84.5%	964,350	814,609	1,817,309	1,492,375
Pool 15 2)	7	601	US	20%/50%	87.6%	84.3%	87.3%	84.6%	3,530,640	3,108,670	6,705,753	6,104,992
Pool 16	8	621	US	20.00%	85.9%	84.0%	84.5%	83.2%	3,175,170	2,693,646	5,924,028	5,076,410
Pool 24	6	412	US	10%-50%	88.2%	88.7%	88.6%	89.0%	2,759,799	2,609,231	5,429,127	5,194,093

Total JV’s-Stabilized	79	5,888			88.3%	86.8%	88.5%	86.5%	$36,586,485	$32,120,872	$69,304,376	$61,882,768

Lease-Up Properties 6)					Unit Occupancy				Net Operating Income of Venture
				Ownership Interest 4)	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,
Venture Pool 1)	Comm.	Units	Country		2011	2010	2011	2010	2011	2010	2011	2010
Pool 2	2	156	UK	9.81%	93.2%	81.7%	92.0%	78.1%	$1,704,032	$1,290,989	$3,261,480	$2,457,396
Pool 3	15	1,243	UK	9.81%	85.4%	74.9%	84.2%	73.7%	7,984,683	7,259,011	15,561,633	13,640,759
Pool 4	3	237	UK	20.00%	87.9%	70.9%	86.5%	64.7%	2,028,498	1,336,037	4,082,502	2,411,731
Pool 5	1	81	UK	17.30%	74.3%	60.1%	70.1%	56.3%	198,276	110,254	301,462	132,637
Pool 6	1	114	UK	17.30%	79.7%	54.5%	78.0%	52.2%	229,024	47,717	547,861	149,587
Pool 17	3	229	US	20.00%	81.0%	71.4%	80.5%	69.6%	809,603	424,786	1,442,136	785,788
Pool 18	4	348	US	20.00%	67.4%	50.2%	67.2%	44.6%	1,297,676	237,864	2,393,387	(81,799)
Pool 19	3	295	US	20.00%	77.5%	57.0%	76.3%	54.8%	845,789	462,354	1,598,907	650,248
Pool 20	6	598	US	20.00%	68.3%	51.7%	66.4%	48.6%	2,030,060	736,860	3,605,562	763,754
Pool 21	2	222	US	20.00%	65.7%	40.1%	60.7%	36.0%	672,387	(73,140)	942,563	(552,487)
Pool 22	1	76	US	20.00%	88.8%	77.1%	90.7%	76.8%	512,752	295,737	940,251	573,069
Pool 23 8)	1	323	US	30.00%	45.4%	38.7%	44.7%	38.3%	313,393	(234,320)	539,019	(355,806)

Total JV’s-Lease Up	42	3,922			76.1%	61.8%	74.7%	59.3%	$18,626,173	$11,894,149	$35,216,763	$20,574,877

Total Properties					Unit Occupancy				Net Operating Income of Venture
				Ownership Interest 4)	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,
Venture Pool 1)	Comm.	Units	Country		2011	2010	2011	2010	2011	2010	2011	2010
Pool 1	5	434	UK	20.00%	92.9%	88.7%	92.7%	89.2%	$3,896,445	$3,493,707	$7,726,155	$7,239,620
Pool 2	2	156	UK	9.81%	93.2%	81.7%	92.0%	78.1%	1,704,032	1,290,989	3,261,480	2,457,396
Pool 3	15	1,243	UK	9.81%	85.4%	74.9%	84.2%	73.7%	7,984,683	7,259,011	15,561,633	13,640,759
Pool 4	3	237	UK	20.00%	87.9%	70.9%	86.5%	64.7%	2,028,498	1,336,037	4,082,502	2,411,731
Pool 5	1	81	UK	17.30%	74.3%	60.1%	70.1%	56.3%	198,276	110,254	301,462	132,637
Pool 6	1	114	UK	17.30%	79.7%	54.5%	78.0%	52.2%	229,024	47,717	547,861	149,587
Pool 7 3), 7)	29	2,082	US	40.00%	87.9%	86.9%	88.4%	86.4%	12,869,428	10,904,527	24,030,104	20,665,338
Pool 8	4	310	US	20.00%	88.4%	83.8%	89.4%	84.5%	2,209,664	2,003,734	4,283,585	3,915,606
Pool 9	12	872	US	25.00%	88.8%	88.9%	89.6%	88.5%	5,038,539	4,611,394	9,530,295	8,795,700
Pool 10	2	106	US	25.00%	85.4%	88.2%	85.4%	87.8%	310,333	370,972	492,854	651,258
Pool 11	2	152	US	30.00%	90.7%	84.3%	90.1%	83.1%	1,135,391	842,475	2,071,602	1,463,453
Pool 13	1	79	US	20.00%	95.1%	98.0%	96.0%	98.5%	696,726	667,907	1,293,564	1,283,923
Pool 14	3	219	US	20.00%	87.9%	85.9%	88.0%	84.5%	964,350	814,609	1,817,309	1,492,375
Pool 15 2)	7	601	US	20%/50%	87.6%	84.3%	87.3%	84.6%	3,530,640	3,108,670	6,705,753	6,104,992
Pool 16	8	621	US	20.00%	85.9%	84.0%	84.5%	83.2%	3,175,170	2,693,646	5,924,028	5,076,410
Pool 17	3	229	US	20.00%	81.0%	71.4%	80.5%	69.6%	809,603	424,786	1,442,136	785,788
Pool 18	4	348	US	20.00%	67.4%	50.2%	67.2%	44.6%	1,297,676	237,864	2,393,387	(81,799)
Pool 19	3	295	US	20.00%	77.5%	57.0%	76.3%	54.8%	845,789	462,354	1,598,907	650,248
Pool 20	6	598	US	20.00%	68.3%	51.7%	66.4%	48.6%	2,030,060	736,860	3,605,562	763,754
Pool 21	2	222	US	20.00%	65.7%	40.1%	60.7%	36.0%	672,387	(73,140)	942,563	(552,487)
Pool 22	1	76	US	20.00%	88.8%	77.1%	90.7%	76.8%	512,752	295,737	940,251	573,069
Pool 23 8)	1	323	US	30.00%	45.4%	38.7%	44.7%	38.3%	313,393	(234,320)	539,019	(355,806)
Pool 24	6	412	US	10%-50%	88.2%	88.7%	88.6%	89.0%	2,759,799	2,609,231	5,429,127	5,194,093

Total Joint Ventures	121	9,810			83.4%	76.8%	83.0%	75.6%	$55,212,658	$44,015,021	$104,521,139	$82,457,645

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2)	We own a 50% interest in Tenant LP; however, our economic ownership in the venture is 20% interest in Venture LP.
3)	In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized. Operating results include the results from 6 New York entities that are leased and operated by Sunrise but owned by the venture.
4)	In certain situations, our share of cash distributions, profits or losses, are not equal to our ownership percentage.
5)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of June 30, 2011. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2009.
6)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of June 30, 2011.
7)	The venture net operating income reflects a 7% management fee expense for quarter and year to date 2010 and a 5% management fee expense for quarter and year to date 2011.
8)	Unit count includes 240 condo units associated with pool 25, however, NOI and occupancy only reflects the assisted living component of this venture.

Sunrise Senior Living

Community Data

Management Contracts

Joint Venture Communities					Management Fees 2)
				Average Maturity Date	Three Months Ended June 30,		Six Months Ended June 30,
Venture Pool 1)	Comm.	Units	Country		2011	2010	2011	2010
Pool 1 3)	5	434	UK	2028	$800,286	$750,226	$1,570,535	$1,563,677
Pool 2	2	156	UK	2037	325,779	249,226	627,671	401,494
Pool 3	15	1,243	UK	2037	1,908,902	1,611,879	3,712,190	3,253,391
Pool 4	3	237	UK	2024	310,168	211,642	597,360	453,640
Pool 5	1	81	UK	2039	96,683	104,053	210,255	210,383
Pool 6	1	114	UK	2039	166,784	105,462	354,655	209,062
Pool 7 7)	29	2,082	US	2028	1,418,998	2,384,303	2,933,963	4,705,215
Pool 8	4	310	US	2032	440,823	410,406	880,145	821,691
Pool 9 5)	12	872	US	2030	1,106,141	1,064,157	2,204,518	2,104,306
Pool 10	2	106	US	2037	95,178	114,372	186,349	230,264
Pool 11	2	152	US	2038	153,371	133,529	297,952	258,919
Pool 13	1	79	US	2037	78,091	111,891	208,643	213,679
Pool 14	3	219	US	2037	159,095	213,049	425,970	404,607
Pool 15	7	601	US	2030	732,408	677,974	1,443,010	1,360,127
Pool 16 3)	8	621	US	2030	719,696	310,833	1,397,175	968,332
Pool 17 3)	3	229	US	2030	242,823	198,044	476,217	388,353
Pool 18	4	348	US	2037	358,739	317,199	637,042	627,410
Pool 19 6)	3	295	US	2037	256,683	231,066	509,169	456,215
Pool 20	6	598	US	2037	630,457	524,803	1,238,440	1,005,493
Pool 21	2	222	US	2038	188,410	166,500	365,280	326,082
Pool 22	1	76	US	2038	109,140	88,939	216,465	185,870
Pool 23 & Pool 25 9)	1	323	US	2034	—	—	—	—
Pool 24	6	412	US	Various	494,344	487,499	995,949	971,822

Total Joint Ventures	121	9,810			$10,792,999	$10,467,052	$21,488,953	$21,120,032

Managed Communities					Management Fees 2)
				Average Maturity Date	Three Months Ended June 30,		Six Months Ended June 30,
Owner	Comm.	Units	Country		2011	2010	2011	2010
Care Institute	2	209	US	2011	$163,481	$159,064	$316,963	$310,129
Cooperative	2	684	US	2012 and 2034	635,328	613,576	1,264,605	1,258,029
HCPI 8)	46	4,513	US	2028-2038	4,675,473	4,151,096	8,818,355	7,981,476
Inova	4	313	US	2013	371,105	354,676	847,312	708,511
Live Oaks Living Ctrs 11)	2	92	US	2021	75,263	75,699	150,127	153,066
Ventas 4)	79	6,507	US	2034-2037	5,771,868	2,556,899	11,357,915	7,950,545
Wedum Foundation	4	235	US	2013	235,640	238,744	478,682	477,487
Other	5	681	US	Various	578,152	484,045	1,148,951	987,388

Total Managed	144	13,234			$12,506,310	$8,633,799	$24,382,910	$19,826,631

Total JV and Managed Communities	265	23,044			$23,299,309	$19,100,851	$45,871,863	$40,946,663

Other/Terminated Management Fees 10)					$1,100,879	$5,062,462	$2,742,160	$11,823,366

Total Management Fees					$24,400,188	$24,163,313	$48,614,023	$52,770,029

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2)	The majority of our management contracts contain performance based termination tests with cure rights.
3)	Sunrise made a cure payment to this venture related to community financial performance.
4)	Sunrise entered into amended and restated master and management agreements governing these communities effective as of December 1, 2010.
5)	Contracts contain at-will termination provisions for a specified fee to Sunrise.
6)	Current fee partially subordinated due to lender related financial covenants.
7)	In January 2011, as part of the recapitalization of the venture our management contract was amended, restated and extended to 2041.
8)	The contracts relating to one portfolio of 14 properties contain at-will termination provisions for a specified fee to Sunrise.
9)	No management fees are associated with this venture as these fees are eliminated due to accounting for this venture under the profit sharing method.
10)	Includes $0.9 million and $2.4 million, respectively, for the three months and six months ended June 30, 2011 from the previous AL US venture.
11)	These contracts were terminated in July, 2011 in connection with the sale of the facilities by the owner for a fee.

Sunrise Senior Living

Consolidated and Joint Venture Debt

Scheduled Debt Maturities as of June 30, 2011

(dollars in thousands)
Consolidated Debt
Consolidated Communities	Ownership Percentage		Number of Communities	Maturity Date 6)	Weighted Aver. Interest Rate	Outstanding Debt	In Default	SRZ Guaranty
AL US Development Portfolio	100.00%		15	Jun 15	4.24%	$325,376	$—	N
Connecticut Ave	100.00%		1	Jun 12	4.87%	27,911	—	Y
Monterey	100.00%		1	Jun 13	3.50%	21,021	—	N
Quebec 7)	100.00%		3	Apr 11	4.75%	47,936	47,936	Y
Cedar Parke	0.00%		1	Jul 29	0.58%	22,145	1,365	Y

Consolidated Community Debt			21			$444,389	$49,301

Convertible Notes	100.00%		0	Apr 41	5.00%	$86,250	$—	Y
Restructure Note	100.00%		0	Oct 12	0.00%	29,846	—	Y
Restructure Note	100.00%		0	Apr 14	0.00%	4,975	—	Y

Other Consolidated Debt			0			$121,071	$—

Total Consolidated Debt			21			$565,460	$49,301

Joint Venture Entities
Venture Pool 1)	Ownership Percentage 4)		Number of Communities	Maturity Date 6)	Weighted Aver. Interest Rate	Outstanding Debt	In Default	SRZ Guaranty
Pool 1	20.00%		5	May 13	4.64%	$137,111	—	N
Pool 2	9.81%		2	Jan 15	5.13%	60,066	—	N
Pool 3 10)	9.81%		15	Jul 14	3.41%	643,714	—	N
Pool 4	20.00%		3	Nov 2012 -Jun 2013	2.43%	93,882	—	Y
Pool 5	17.30%		1	Dec 12	2.13%	30,253	30,253	Y
Pool 6	17.30%		1	Apr 13	3.88%	43,065	—	Y
Pool 7 3)	40.00%		29	Feb 14	6.76%	435,000	—	N
Pool 8	20.00%		4	Apr 14	5.89%	76,627	—	N
Pool 9	25.00%		12	Jan 14	6.00%	184,480	—	N
Pool 10	25.00%		2	May 13	7.25%	9,156	1,545	N
Pool 11	30.00%		2	Mar 13	5.23%	35,864	—	N
Pool 13	20.00%		1	Mar 12	4.25%	13,766	—	Y
Pool 14	20.00%		3	Dec 11	3.50%	45,641	—	Y
Pool 15 2)	20	%/50%	7	Oct 11	6.25%	100,951	—	N
Pool 16	20.00%		8	Dec 11	6.50%	110,850	—	Y
Pool 17	20.00%		3	Dec 12	6.50%	41,964	—	Y
Pool 18	20.00%		4	Dec 2011 -Jul 2012	3.25%	76,244	—	Y
Pool 19	20.00%		3	Sep 10	5.00%	65,813	65,813	Y
Pool 20 8)	20.00%		6	Apr 11	9.58%	133,249	133,249	Y
Pool 21 11)	20.00%		2	Oct 11	5.75%	56,666	56,666	Y
Pool 22	20.00%		1	Dec 11	6.00%	14,561	—	Y
Pool 23 5)	30.00%		1	Dec 11	5.69%	30,117	30,117	Y
Pool 24	10	%-50%	6	Dec 2011 -Jan 2020	6.29%	59,016	—	N
Pool 25	30.00%		0	Dec 11	3.40%	116,355	—	Y

Total Joint Ventures 9)			121			$2,614,411	$317,643

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2)	We own a 50% interest in Tenant LP; however, our economic ownership in the venture is 20% interest in Venture LP.
3)	In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized.
4)	In certain situations, our respective percentage shares of cash distributions, profits or losses, are not equal to our ownership percentage.
5)	Outstanding debt includes default interest that is accruing, but remains unpaid.
6)	Maturity dates assume exercising extensions allowable under the loan documents.
7)	Three communities in Canada that are wholly owned have been slow to lease up. The outstanding loan balance relating to these communities is non-recourse to us but we have provided operating deficit guarantees to the lender. We are not currently funding under these operating deficit guarantees. The principal balance of $47.9 million was due on April 30, 2011. We are in discussions with the lender and are working toward implementing a revised business plan at the communities and obtaining a loan extension. If we are unable to extend the mortgage, it may have an adverse impact on our financial condition, cash flows and results of operations.
8)	On August 2, 2011, we and our venture partner in a portfolio of six communities transferred ownership of the portfolio to a new joint venture owned 70 percent by a wholly-owned subsidiary of CNL Lifestyle Properties (“CNL Sub”) and 30 percent by us. As part of our new venture agreement with CNL Sub, from the start of year four to the end of year six, we will have a buyout option to purchase CNL Sub’s 70 percent interest in the venture for a 16% internal rate of return to CNL Sub. In addition, the new venture modified the existing mortgage loan in the amount of $133.2 million to provide for, among other things, (i) pay down of the loan by approximately $28.7 million and (ii) an extension of the maturity date of the loan to April 2014 which may be extended by two additional years under certain conditions. In connection with the transaction, we contributed $8.1 million and CNL Sub contributed $19.0 million to the new venture.
9)	Sunrise’s share of joint venture debt as of June 30, 2011 is $567 million.
10)	The venture’s mortgage loan includes loan to value and debt service covenants, and it is uncertain whether the venture will continue to be in compliance with these covenants. The mortgage loan balance was $643.7 million as of June 30, 2011. The loan is collateralized by 15 communities owned by the venture located in the United Kingdom. If the venture breaches the loan to value and/or debt service covenants and the default is not cured, the lender has rights which include foreclosure and/or termination of our management agreement. During the six months ended June 30, 2011, we recognized $3.7 million in management fees from this venture. Our United Kingdom Management segment reported $2.6 million in income from operations for the six months ended June 30, 2011. Our investment balance in this venture was zero at June 30, 2011.
11)	The debt default was cured and the maturity date extended to October 2012 subsequent to June 30, 2011.

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Net Operating Income

Consolidated Net Operating Income

Net operating income is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for income/loss from operations or net income/loss. Management considers net operating income to be a useful measure in analyzing our community operating income without regard to management fees and other adjustments.

The following table reconciles net operating income from consolidated communities to loss from operations.

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Consolidated Community NOI	$12,636	$11,155	$22,448	$21,553
Leased Community NOI	20,935	19,014	42,009	38,648

Total Consolidated NOI	33,571	30,170	64,457	60,201
Less: AL US NOI (during period the venture was not consolidated)	(6,097)	(8,071)	(13,681)	(15,734)
Plus: NOI from Consolidated New York communities leased from a venture (NOI is reflected in Joint Venture loan pool analysis)	4,268	—	8,290	—

Adjusted Total Consolidated NOI	31,742	22,098	59,066	44,467
Less: Consolidated Community Lease Expense (includes $4.2 million and $8.1 million, respectively, for the three months ended and six month ended of lease expense from consolidated New York communities leased from a venture)	19,108	14,896	37,805	29,639
Less: Depreciation and Amortization	8,786	8,591	16,203	17,035
Less: Impairment of long-lived assets	5,355	2,659	5,355	3,359

	$(1,507)	$(4,048)	$(297)	$(5,566)

Plus: Other Sunrise Revenue
Management fees	24,400	24,163	48,614	52,770
Buyout fees	—	12,717	—	13,471
Ancillary fees	7,513	10,829	15,110	21,422
Professional fees from development, marketing and other	522	590	845	2,692
Reimbursed costs incurred on behalf of managed communities	178,265	211,768	364,130	436,093

Total Other Revenue	210,700	260,067	428,699	526,448

Less: Other Sunrise Expense
Ancillary expenses	6,968	10,146	13,972	19,946
General and administrative	27,564	28,321	59,953	61,615
Carrying costs of liquidating trust assets	635	614	1,042	1,239
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation	—	301	—	359
Restructuring costs	—	5,209	—	9,824
Allowance for uncollectible receivables from owners	(205)	550	892	1,470
Loss on financial guarantees and other contracts	(12)	310	(12)	310
Costs incurred on behalf of managed communities	179,294	210,775	365,678	435,141
Misc. Expense for Non-Operating Communities	21	(25)	26	285

Total Other Expense	214,265	256,201	441,551	530,189

Loss from operations	$(5,072)	$(182)	$(13,149)	$(9,307)

Sunrise Senior Living, Inc.

Supplemental Information

As of June, 30, 2011

($ in thousands except average daily revenues)

	Communities June 30, 2011	Unit Capacity June 30, 2011	Resident Capacity June 30, 2011
Total Community Data (1,2)
Communities managed for third-party owners	144	13,234	15,128
Communities in ventures	121	9,810	11,443
Communities consolidated	51	7,918	8,312

Total communities operated	316	30,962	34,883

Percentage of Total Operating Portfolio
Assisted Living		80.9%
Independent Living		16.1%
Skilled Nursing		3.0%

Total		100.0%

Selected Operating Results

	QTD	QTD
Comparable Community Portfolio Operating Results (3,4)	June 30, 2011	June 30, 2010	% Change

Total Comparable-Community Portfolio
Number of Communities	293	293	0.0%
Unit Capacity	28,633	28,633	0.0%
Resident Capacity	32,232	32,232	0.0%
Community Revenues	$489,972	$459,439	6.6%
Community Revenues Excluding Impact of Exchange Rates	$484,931	$459,439	5.5%
Community Operating Expenses	$345,696	$329,788	-4.8%
Community Operating Expenses Excluding Impact of Exchange Rates	$341,870	$329,788	-3.7%
Average Daily Revenue Per Occupied Unit	$214.37	$203.54	5.3%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$212.15	$203.54	4.2%
Average Unit Occupancy Rate	87.4%	86.3%	110	basis points

Communities in ventures and managed for third-party owners
Number of Communities	243	243	0.0%
Unit Capacity	20,814	20,814	0.0%
Resident Capacity	24,032	24,032	0.0%
Community Revenues	$375,696	$352,285	6.6%
Community Revenues Excluding Impact of Exchange Rates	$370,852	$352,285	5.3%
Community Operating Expenses	$260,744	$248,558	-4.9%
Community Operating Expenses Excluding Impact of Exchange Rates	$257,092	$248,558	-3.4%
Average Daily Revenue Per Occupied Unit	$226.69	$215.86	5.0%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$223.77	$215.86	3.7%
Average Unit Occupancy Rate	87.4%	86.1%	130	basis points

Communities consolidated
Number of Communities	50	50	0.0%
Unit Capacity	7,819	7,819	0.0%
Resident Capacity	8,200	8,200	0.0%
Community Revenues	$114,275	$107,154	6.6%
Community Revenues Excluding Impact of Exchange Rates	$114,079	$107,154	6.5%
Community Operating Expenses	$84,952	$81,231	-4.6%
Community Operating Expenses Excluding Impact of Exchange Rates	$84,778	$81,231	-4.4%
Average Daily Revenue Per Occupied Unit	$181.46	$171.02	6.1%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$181.14	$171.02	5.9%
Average Unit Occupancy Rate	87.2%	86.9%	30	basis points

Notes

(1)	During the fourth quarter of 2009, Sunrise opened five venture communities and sold or disposed of one joint ventture community. Additionally, Sunrise transitioned 16 joint venture communities to managed. There were also 21 consolidated communities sold or disposed.
(2)	Comparable community portfolio consists of all communities in which Sunrise has an ownership interest in or management agreement with and were under Sunrise ownership or management for at least 24 months as of the January 1, 2009. This includes consolidated communities, communities in ventures and communities managed for third-party owners.
(3)	Community operating expenses exclude management fees paid to Sunrise with respect to comparable-community ventures in order to make comparisons between consolidated and venture communities consistent.

Sunrise Senior Living, Inc.

Supplemental Information

As of June, 30, 2011

($ in thousands except average daily revenues)

	Communities June 30, 2011	Unit Capacity June 30, 2011	Resident Capacity June 30, 2011
Total Community Data (1,2)
Communities managed for third-party owners	144	13,234	15,128
Communities in ventures	121	9,810	11,443
Communities consolidated	51	7,918	8,312

Total communities operated	316	30,962	34,883

Percentage of Total Operating Portfolio
Assisted Living		80.9%
Independent Living		16.1%
Skilled Nursing		3.0%

Total		100.0%

Selected Operating Results

	QTD	QTD
All Community Portfolio Operating Results (3,4)	June 30, 2011	June 30, 2010	% Change

Total Community Portfolio
Number of Communities	316	316	0.0%
Unit Capacity	30,962	30,962	0.0%
Resident Capacity	34,883	34,883	0.0%
Community Revenues	$527,414	$487,293	8.2%
Community Revenues Excluding Impact of Exchange Rates	$521,082	$487,293	6.9%
Community Operating Expenses	$373,862	$353,456	-5.8%
Community Operating Expenses Excluding Impact of Exchange Rates	$369,047	$353,456	-4.4%
Average Daily Revenue Per Occupied Unit	$216.87	$205.56	5.5%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$214.26	$205.56	4.2%
Average Unit Occupancy Rate	86.0%	83.8%	220	basis points

Communities in ventures and managed for third-party owners
Number of Communities	265	265	0.0%
Unit Capacity	23,044	23,044	0.0%
Resident Capacity	26,571	26,571	0.0%
Community Revenues	$411,767	$378,757	8.7%
Community Revenues Excluding Impact of Exchange Rates	$405,632	$378,757	7.1%
Community Operating Expenses	$287,791	$271,226	-6.1%
Community Operating Expenses Excluding Impact of Exchange Rates	$283,150	$271,226	-4.4%
Average Daily Revenue Per Occupied Unit	$228.97	$217.69	5.2%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$225.56	$217.69	3.6%
Average Unit Occupancy Rate	85.7%	82.9%	280	basis points

Communities consolidated
Number of Communities	51	51	0.0%
Unit Capacity	7,918	7,918	0.0%
Resident Capacity	8,312	8,312	0.0%
Community Revenues	$115,647	$108,537	6.6%
Community Revenues Excluding Impact of Exchange Rates	$115,450	$108,537	6.4%
Community Operating Expenses	$86,071	$82,230	-4.7%
Community Operating Expenses Excluding Impact of Exchange Rates	$85,898	$82,230	-4.5%
Average Daily Revenue Per Occupied Unit	$182.10	$171.72	6.0%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$181.79	$171.72	5.9%
Average Unit Occupancy Rate	86.8%	86.5%	30	basis points

Notes

(1)	During the fourth quarter of 2009, Sunrise opened five venture communities and sold or disposed of one joint ventture community. Additionally, Sunrise transitioned 16 joint venture communities to managed. There were also 21 consolidated communities sold or disposed.
(2)	Comparable community portfolio consists of all communities in which Sunrise has an ownership interest in or management agreement with and were under Sunrise ownership or management for at least 24 months as of the January 1, 2009. This includes consolidated communities, communities in ventures and communities managed for third-party owners.
(3)	Community operating expenses exclude management fees paid to Sunrise with respect to comparable-community ventures in order to make comparisons between consolidated and venture communities consistent.